Exhibit 99.1

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-C

KEY PERFORMANCE FACTORS
November 30, 1999



        Expected B Maturity                         11/15/01


        Blended Coupon                               5.6723%



        Excess Protection Level
          3 Month Average   5.86%
          November, 1999   5.77%
          October, 1999   6.07%
          September, 1999   5.73%


        Cash Yield                                  18.33%


        Investor Charge Offs                         4.89%


        Base Rate                                    7.67%


        Over 30 Day Delinquency                      5.02%


        Seller's Interest                            8.52%


        Total Payment Rate                          14.09%


        Total Principal Balance                     $ 48,461,894,441.68


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 4,130,074,923.19